Dear Stockholders

The net asset value per share (NAV) of the R.O.C. Taiwan Fund gained 30.0% in the second quarter, outperforming the 23.0% rise in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar appreciated 2.6% against the U.S. dollar.

Heavy trading helped propel a rally in technology stocks that led the market upward for most of the second quarter. This was kicked off by record-high March sales achieved by several Taiwan electronics and computer makers along with rising stock prices of many U.S. Internet companies that rely on Taiwan suppliers. It was kept alive on reports that showed demand outstripping expectations for companies as diverse as semiconductor foundries (manufacturers doing contract work for other chipmakers and designers) and recordable compact disc makers. But the biggest buying frenzy came after a couple of deals involving consolidation in Taiwan's semiconductor industry were announced in June. For the whole period technology stocks gained almost 50%.

No other group of Taiwan stocks matched the TAIEX performance. However, the financial sector enjoyed a double-digit increase. Banks' strong profit reports and lower interest rates outweighed concern over a rising level of bad loans. Such concern moderated with the passage of a law in June that cuts business taxes on financial institutions. Stocks of companies in certain cyclical industries such as plastics and steel also did reasonably well. They benefited from optimism over improving economies in the region as some large Taiwan manufacturers were able to raise prices on export products.

Indeed, strong foreign demand from East Asia played a major role in boosting Taiwan's economy in the second quarter. As a result, exports -- the equivalent of about 40% of gross national product -- rose 7.5% in the period compared to the 4.1% government forecast. While consumption remained relatively weak, private investment picked up speed, as indicated by the 15% increase in imports of capital equipment. Economic growth most likely exceeded the 5.0% official forecast for the second quarter and should range from 5.0%-5.5% for the whole year.

The Fund beat the market in the second quarter primarily because of our significant investments in the technology area. Many of our top holdings, ranging from those in electronics (CMC Magnetics) to computers (Quanta) and semiconductors (United Microelectronics), were market leaders during the period.

Looking forward, we have adopted a more cautious stance for the near term as a result of increasing uncertainty.This is mainly due to heightened tensions with China since the efforts of Taiwan's President Lee Teng-hui in early July to redefine cross-strait relations. Foreign institutional investors have also begun to realize profits after the run-up in stock prices throughout the region, and Taiwan will not be exempt from this trend. Although such investment is quite small compared to the size of the Taiwan market, domestic investors often follow the lead of foreign capital.

I would like to take this opportunity to introduce Michael Ding, who took over as portfolio manager on July 15, 1999. He had been the Fund's deputy manager since March of this year, when he was appointed senior vice president in charge of research and fund management at International Investment Trust Co., the Fund's investment manager. Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996. I am confident that your Fund will benefit from his able leadership and offer him my best wishes. Finally, I would like to express my sincere gratitude for your support during my tenure as fund manager.


                  Respectfully submitted,

                  /s/ Daniel Chiang
                  -----------------
                  Daniel Chiang
                  President
                  July 29, 1999

Portfolio Highlights
Three Months Ended June 30, 1999

Key Statistics

Change in N.A.V. ($7.20 to $9.36)            $2.16
--------------------------------------------------
Total Net Assets                    $306.1 Million
--------------------------------------------------


Ten Largest Holdings

                                           Percent of
Company                                    Net Assets
-------------------------------------      ----------
CMC Magnetics Corp.                           8.41%

Systex Corp.                                  3.66

Inventec Corp.                                3.48

Quanta Computer Inc.                          3.44

United Microelectronics Corp.                 3.23

Delta Electronics Inc.                        2.99

Taiwan Semiconductor Manufacturing Co.        2.92

Compeq Manufacturing Co., Ltd.                2.75

China Development Industrial Bank             2.66

Advanced Semiconductor Engineering, Inc.      2.64
--------------------------------------------------


Security Classification

                                               Value
Percent of Net Assets                          (000)
-------------------------------------          -----

Common Stocks                   94.86%       $290,333
Short-Term Investments           4.68          14,334
                                -----        --------

Total Investments               99.54         304,667
Other Assets Less
     Liabilities                 0.46           1,397
-----------------------------------------------------
Net Assets                     100.00%       $306,064
-----------------------------------------------------


Industry Diversification

                                           Percent of
Ten Largest Sectors                        Net Assets
-----------------------------              ----------
Electronics                                   24.92%

Computers & Office Equipment                  12.51

Banking                                       10.56

Plastics                                      10.07

Semiconductors                                 7.24

Other Financials                               7.04

Textiles                                       5.12

Paper                                          3.44

Chemical                                       2.38

Steel & Other Metals                           1.87
---------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
The R.O.C. Taiwan Fund/June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------------------------------------

COMMON STOCKS-- 94.86%                                                              % of          Market Value
Automobile -- 0.70%                                                                Net Assets    (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
    1,350,950shs.  *China Motor Corp. ..........................................      0.70        $  2,131,891
                                                                                                  ------------
                                                                                                     2,131,891
Banking -- 10.56%
--------------------------------------------------------------------------------------------------------------
    1,700,000      *International Bank of Taipei ...............................      0.71           2,161,953
    1,499,000      *Chang Hwa Commercial Bank Ltd. .............................      0.71           2,170,048
    3,600,000      *Chinatrust Commercial Bank..................................      1.41           4,322,050
    4,000,395      *The First Commercial Bank...................................      2.49           7,612,609
    5,100,000       United World Chinese Commercial Bank........................      2.58           7,890,340
    3,272,250      *China Development Industrial Bank ..........................      2.66           8,150,756
                                                                                                  ------------
                                                                                                    32,307,756
Other Financials  -- 7.04%
--------------------------------------------------------------------------------------------------------------
    1,278,000      *Grand Cathay Securities Corp. ..............................      0.33           1,012,340
    2,000,000      *Fubon Securities Co., Ltd...................................      0.53           1,627,576
    4,164,000      *Capital Securities Co., Ltd. ...............................      1.28           3,929,761
    3,700,000       Shin Kong Life Insurance Co., Ltd. .........................      2.32           7,098,212
    2,200,902       Cathay Life Insurance Co., Ltd. ............................      2.58           7,899,766
                                                                                                  ------------
                                                                                                    21,567,655
Cement -- 1.01%
--------------------------------------------------------------------------------------------------------------
    4,000,000      *Taiwan Cement Corp. ........................................      1.01           3,094,251
                                                                                                  ------------
                                                                                                     3,094,251
Chemical -- 2.38%
--------------------------------------------------------------------------------------------------------------
    1,350,000      *Yung Chi Paint & Varnish Mfg. Co., Ltd......................      0.91           2,798,750
    2,900,000      *Taiwan Fertilizer Co., Ltd..................................      1.47           4,486,664
                                                                                                  ------------
                                                                                                     7,285,414
Computers & Office Equipment -- 12.51%
--------------------------------------------------------------------------------------------------------------
    2,025,710       Compal Electronics Inc. ....................................      2.60           7,960,430
    1,650,000      *Delta Electronics Inc. .....................................      2.99           9,138,870
      880,320       Quanta Computer Inc. .......................................      3.44          10,541,613
    3,172,336      *Inventec Corp. .............................................      3.48          10,650,364
                                                                                                  ------------
                                                                                                    38,291,277
Construction -- 1.79%
--------------------------------------------------------------------------------------------------------------
    1,650,000      *Ever Fortune Industrial Co., Ltd. ..........................      0.26             786,249
    3,624,000      *Goldsun Development & Construction Co., Ltd. ...............      0.37           1,138,177
    2,750,000       Delpha Construction Co., Ltd. ..............................      0.39           1,191,287
    2,000,000      *CTCI Corp...................................................      0.77           2,370,196
                                                                                                  ------------
                                                                                                     5,485,909

  See accompanying notes to consolidated financial statements and accountants' review report.

The R.O.C. Taiwan Fund
                                                                                   % of           Market Value
Electrical & Machinery -- 1.81%                                                   Net Assets    (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
      437,000shs.  *Rexon Industrial Corp. .....................................      0.26        $    784,269
      350,000      *Basso Industry Corp.........................................      0.75           2,306,764
    3,500,000      *Pacific Electric Wire & Cable Co., Ltd......................      0.80           2,436,723
                                                                                                  ------------
                                                                                                     5,527,756
Electronics -- 24.92%
--------------------------------------------------------------------------------------------------------------
      305,000      *Ulead Systems Inc...........................................      0.44           1,340,120
      549,000      *Sunplus Technology Co., Ltd.................................      1.00           3,057,739
      560,000      *Prodisc Technology Inc......................................      1.06           3,257,627
    3,000,000      *Orient Semiconductor Electronics Ltd........................      1.52           4,641,376
    2,000,000      *Wus Printed Circuit Co., Ltd................................      1.56           4,765,146
    2,400,000      *D-Link Corp.................................................      1.88           5,755,307
    2,400,000      *Advanced Semiconductor Engineering, Inc. ...................      2.64           8,094,560
    1,440,000      *Compeq Manufacturing Co., Ltd. .............................      2.75           8,421,313
    3,918,600      *Systex Corp. ...............................................      3.66          11,215,743
    5,620,300      *CMC Magnetics Corp..........................................      8.41          25,738,115
                                                                                                  ------------
                                                                                                    76,287,046
Paper -- 3.44%
--------------------------------------------------------------------------------------------------------------
    1,499,000      *Shihlin Paper Corp. ........................................      1.35           4,128,071
    8,939,000      *Chung Hwa Pulp Corp. .......................................      2.09           6,389,346
                                                                                                  ------------
                                                                                                    10,517,417
Plastics -- 10.07%
--------------------------------------------------------------------------------------------------------------
    3,900,000      *China Petrochemical Development Corp........................      0.77           2,365,245
    4,000,000      *USI Far East Corp...........................................      1.06           3,255,152
    5,000,000      *Taiwan Styrene Monomer Corp. ...............................      1.60           4,904,388
    3,500,384       Nan Ya Plastics Corp........................................      1.89           5,794,620
   10,000,000      *Union Petrochemical Corp. ..................................      2.33           7,116,777
    3,520,508       Formosa Plastics Corp.......................................      2.42           7,407,468
                                                                                                  ------------
                                                                                                    30,843,650
Steel & Other Metals -- 1.87%
--------------------------------------------------------------------------------------------------------------
    4,000,000      *Yieh Phui Enterprise Co., Ltd...............................      0.83           2,537,286
    4,200,000       China Steel Corp. ..........................................      1.04           3,170,988
                                                                                                  ------------
                                                                                                     5,708,274
 Semiconductors -- 7.24%
--------------------------------------------------------------------------------------------------------------
    1,500,000shs.  *Vanguard International Semiconductor Corp...................      0.42           1,253,172
    3,000,000      *Powerchip Semiconductor Corp................................      0.67           2,060,771
    2,342,535      *Taiwan Semiconductor Manufacturing Co., Ltd. ...............      2.92           8,951,763
    4,600,000      *United Microelectronics Corp................................      3.23           9,892,320
                                                                                                  ------------
                                                                                                    22,158,026

  See accompanying notes to consolidated financial statements and accountants' review report.

Schedule of Investments (Cont'd)
                                                                                    % of          Market Value
Textiles -- 5.12%                                                                  Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
    2,500,000shs.  *Lea Lea Enterprise Co., Ltd. ...............................      0.31        $    963,086
    1,000,000       Formosa Chemicals & Fiber Corp. ............................      0.40           1,219,135
    6,436,000      *Tainan Spinning Co., Ltd....................................      0.71           2,170,691
      779,930      *Tainan Enterprises Co, Ltd. ................................      0.91           2,787,360
    6,370,000      *Everest Textile Co., Ltd. ..................................      1.33           4,060,338
    3,000,113      *Far Eastern Textile Ltd. ...................................      1.46           4,455,889
                                                                                                 -------------
                                                                                                    15,656,499
Transportation -- 1.59%
--------------------------------------------------------------------------------------------------------------
      500,000      *Far Eastern Air Transport Corp..............................      0.09             267,653
    2,000,000      *Yang Ming Marine Transport Corp. ...........................      0.42           1,299,585
    2,640,000      *Evergreen Marine Corp. (Taiwan) Ltd. .......................      1.08           3,300,204
                                                                                                 -------------
                                                                                                     4,867,442
Others -- 2.81%
--------------------------------------------------------------------------------------------------------------
        1,709      *Miscellaneous securities ...................................      0.00               1,727
      500,000      *Kent World Ltd. ............................................      0.08             247,540
      393,000      *Jan Fusun Fancyworld Corp. .................................      0.15             466,960
      456,000      *World Peace Industrial Co., Ltd. ...........................      0.56           1,707,284
    1,318,817       Taiwan Secom Co., Ltd. .....................................      0.93           2,836,122
    1,028,927      *Pou Chen Corp. .............................................      1.09           3,342,946
                                                                                                 -------------
                                                                                                     8,602,579
                                                                                                 -------------

TOTAL COMMON STOCKS (COST $236,107,145) ........................................                 $ 290,332,842
                                                                                                 -------------

*: Non-income producing: these stocks did not pay a cash dividend during the six month period.

  See accompanying notes to consolidated financial statements and accountants' review report.

The R.O.C. Taiwan Fund

SHORT-TERM INVESTMENTS -- 4.68%                                                     % of          Market Value
Bankers' Acceptances -- 0.47%                                                     Net Assets    (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
  Principal
    Amount          Accepting Bank (Issuer)
  ---------         ----------------------
$      33,115       Hua Nan Commercial Bank (Tai-Yau Co., Ltd.),
                      4.60%, Due 07/03/99.......................................      0.01        $     33,107
      113,832       Grand Commercial Bank (Guey Yung Trading Co., Ltd.),
                      4.65%, Due 07/03/99.......................................      0.04             113,803
      115,934       Cooperative Bank of Taiwan  (China Steel Corp.),
                      4.65%, Due 07/05/99.......................................      0.04             115,875
      154,713       The Chinese Bank (Shin Shin Credit Corp.),
                      4.65%, Due 07/06/99.......................................      0.05             154,614
      773,563       The Chinese Bank (Shin Shin Credit Corp.),
                      4.65%, Due 07/07/99.......................................      0.25             772,975
      123,770       The Chinese Bank (Jih Sun International Leasing and
                     Finance Co.), 4.65%, Due 07/09/99..........................      0.04             123,645
      123,770       The Chinese Bank (Jih Sun International Leasing and
                     Finance Co.), 4.65%, Due 07/09/99..........................      0.04             123,645
                                                                                                  ------------
                                                                                                     1,437,664

Commercial Paper -- 4.21%
--------------------------------------------------------------------------------------------------------------
  Principal
    Amount          Issuer (Guarantor)
  ---------         ------------------
$   1,547,125       Hwa-Hsia Leasing Ltd. (Fubon Bank),
                      4.65%, Due 07/02/99.......................................      0.51        $  1,546,928
    1,392,413       Tung Taur (Taiwan) Ltd. (Dai-Ichi Kangyo Bank),
                      4.65%, Due 07/02/99.......................................      0.45           1,392,236
      309,425       Chyuan Maw Construction Co., Ltd. (Taishin Int'l Bank),
                      4.65%, Due 07/02/99.......................................      0.10             309,386
    1,547,125       An-Fu-Li Co., Ltd. (Standard Chartered Bank),
                      4.65%, Due 07/02/99.......................................      0.51           1,546,929
      154,713       Hung Haur Co., Ltd. (Grand Commercial Bank),
                      4.65%, Due 07/03/99.......................................      0.05             154,673
    1,547,125       Abtron Group Co., Ltd.(Shanghai Commercial & Savings
                      Bank), 4.65%, Due 07/03/99................................      0.51           1,546,733
    1,547,125       Tai-Shin Leasing Corp. (Union Commercial Bank),
                      4.65%, Due 07/05/99.......................................      0.51           1,546,342
    1,547,125       First Securities Co., Ltd. (Cosmos Bank),
                      4.65%, Due 07/06/99.......................................      0.51           1,546,146
      309,425       San Yang Investment Corp. (Union Commercial Bank),
                      4.70%, Due 07/07/99.......................................      0.10             309,187
      309,425       Cherng-Shinn Investment Co., Ltd. (Chinatrust Commercial
                     Bank), 4.85%, Due 07/07/99.................................      0.10             309,179
      309,425       Chaur-Chin Co., Ltd. (Dah An Commercial Bank)
                      4.65%, Due 07/08/99.......................................      0.10             309,150
      216,598       Yue-Po Co., Ltd. (Dai-Ichi Kangyo Bank),
                      4.60%, Due 07/09/99.......................................      0.07             216,380

  See accompanying notes to consolidated financial statements and accountants' review report.

                                                                                    % of        Market Value
Commercial Paper -- 4.21%                                                         Net Assets    (U.S. Dollars)
--------------------------------------------------------------------------------------------------------------
  Principal
    Amount          Issuer (Guarantor)
   ---------        ---------------------
  $ 1,856,551       Delpha Construction Co. Ltd. (Chinatrust Commercial
                     Bank), 4.70%, Due 07/09/99.................................      0.61        $  1,854,642
      309,425       Ya-Yu Trading Co., Ltd. (Grand Commercial Bank),
                      4.85, Due 07/12/99........................................      0.10             308,974
                                                                                                  ------------
                                                                                                    12,896,885

TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $14,334,548)                                           14,334,548
                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
AT MARKET VALUE (COST $250,441,693)                                                  99.54         304,667,390
OTHER ASSETS (LESS LIABILITIES)                                                       0.46           1,397,106
                                                                                    ------        ------------
NET ASSETS                                                                          100.00        $306,064,496
                                                                                    ======        ============

  See accompanying notes to consolidated financial statements and accountants' review report.

--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / June 30, 1999 (Expressed in US Dollars) (Unaudited)
--------------------------------------------------------------------------------------------------------------
Assets

Investments in securities at market value (Notes 2B, 3 and 6):
     Common stocks (cost -- $236,107,145).............................................            $290,332,842
     Short-term investments (amortized cost -- $14,334,548)...........................              14,334,548
                                                                                                  ------------

                      Total investments in securities at market value
                        (cost -- $250,441,693)........................................             304,667,390
Cash .................................................................................                 739,959
Receivable for sale of investments....................................................               1,350,899
Dividends and interest receivable.....................................................                 251,089
Other receivables.....................................................................                   1,188
                                                                                                  ------------

                      Total assets....................................................             307,010,525
                                                                                                  ------------
Liabilities

Payable for securities purchased......................................................                 180,873
Management fee payable (Note 4).......................................................                 311,709
Custodian fee payable (Note 5)........................................................                  35,884
Accrued Republic of China taxes (Note 2G).............................................                 248,152
Other payables........................................................................                 169,411
                                                                                                  ------------
                      Total liabilities...............................................                 946,029
                                                                                                  ------------
Net assets............................................................................            $306,064,496
                                                                                                  ============
Components of net assets (Note 2)

Par value of shares of beneficial interest (Note 7)...................................                 326,990
Additional paid-in capital............................................................             313,789,368
Accumulated net investment loss.......................................................              (3,180,684)
Accumulated realized loss on investments..............................................             (31,044,591)
Unrealized appreciation on investments (Note 6).......................................              54,225,698
Cumulative translation adjustment.....................................................             (28,052,285)
                                                                                                  ------------
Net assets............................................................................            $306,064,496
                                                                                                  ============
Net asset value per share (32,698,976 shares issued and outstanding)..................            $       9.36
                                                                                                  ============

  See accompanying notes to consolidated financial statements and accountants' review report.

--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1999 (Expressed in US Dollars) (Unaudited)
--------------------------------------------------------------------------------------------------------------
Investment income (Note 2C)

     Dividends........................................................................             $ 1,112,676
     Interest.........................................................................                 329,703
                                                                                                   -----------
                                                                                                     1,442,379

Republic of China taxes (Note 2G).....................................................                 625,223
                                                                                                   -----------
                                                                                                       817,156
                                                                                                   -----------
Expenses

     Management fee (Note 4)..........................................................               1,655,378
     Custodian fee (Note 5)...........................................................                 190,120
     Professional fees................................................................                 210,595
     Administrative fee...............................................................                  42,000
     Insurance expenses...............................................................                  22,250
     Trustee fees.....................................................................                  65,000
     Other expenses...................................................................                 110,164
                                                                                                   -----------
                                                                                                     2,295,507
                                                                                                   -----------
Net investment loss ..................................................................              (1,478,351)
                                                                                                   -----------

Net realized and unrealized loss on investments and foreign currencies (Note 2 & 6)

     Net realized loss on:
       investments (excluding short term investments).................................              (9,545,919)
     Net increase (decrease) in unrealized appreciation on:
       investments (excluding short-term investments).................................              71,547,664
       translation of assets and liabilities in foreign currencies....................                (806,454)
                                                                                                   -----------
     Net realized and unrealized gain from investments and foreign
       currencies.....................................................................              61,195,291
                                                                                                   -----------
Net increase in net assets resulting from operations..................................             $59,716,940
                                                                                                   ===========

  See accompanying notes to consolidated financial statements and accountants' review report.

--------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
 The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1999 and the Year Ended December 31, 1998
(Expressed in US Dollars)
--------------------------------------------------------------------------------------------------------------

                                                                          Six Months Ended       Year Ended
                                                                            June 30, 1999       December 31,
                                                                             (Unaudited)            1998
                                                                          ----------------      ------------
Net increase (decrease) in net assets resulting from
     operations

     Net investment loss.............................................       $ (1,478,351)        $ (3,711,209)
     Net realized loss on investments and foreign currency
       transactions..................................................         (9,545,919)          (9,161,619)
     Net increase (decrease) in unrealized appreciation on
       investments ..................................................         71,547,664          (46,950,003)
     Net increase (decrease) in unrealized appreciation on
       translation of assets and liabilities in foreign currencies ..           (806,454)           2,309,163
                                                                            ------------         ------------
     Net increase (decrease) in net assets resulting from
       operations ...................................................         59,716,940          (57,513,668)
                                                                            ------------         ------------

Distributions to Shareholders from (Note 2F)

     Capital.........................................................                 --           (4,243,980)
     Net investment income...........................................                 --           (2,229,516)
     Net realized gain on investments................................                 --           (3,009,207)
                                                                            ------------         ------------
     Total distributions.............................................                 --           (9,482,703)
                                                                            ------------         ------------
Increase (decrease) in net assets....................................         59,716,940          (66,996,371)
Net assets, beginning of period......................................        246,347,556          313,343,927
                                                                            ------------         ------------
Net assets, end of period............................................       $306,064,496         $246,347,556
                                                                            ============         ============

  See accompanying notes to consolidated financial statements and accountants' review report.

------------------------------------------------------------------------------------------------------------------
CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in U.S. Dollars)
------------------------------------------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended              Years Ended December 31,
                                                        June 30, 1999 --------------------------------------------
                                                         (Unaudited)   1998     1997      1996      1995     1994
                                                         -----------  ------   ------    ------    ------   ------
Per share operating performance:
     Net asset value, beginning of period..........         $7.53      $9.58   $11.67     $9.30    $13.12   $10.62
     Net investment loss...........................         (0.04)     (0.11)   (0.16)    (0.12)    (0.15)   (0.09)
     Net realized and unrealized gain (loss) on
        investments and foreign currency
        transactions...............................          1.89      (1.73)    3.20      2.57     (3.35)    2.66
     Net increase (decrease) in unrealized
       appreciation on translation of foreign
       currencies..................................         (0.02)      0.08    (1.88)    (0.08)    (0.35)   (0.07)
                                                           ------     ------   ------    ------    ------   ------
         Total from investment operations .........          1.83      (1.76)    1.16      2.37    (3.85)    2.50

Net effect of share transactions...................            --         --     0.09        --      0.03       --
Distributions to Shareholders from:
     Capital  .....................................            --      (0.13)      --        --        --       --
     Net investment income.........................            --      (0.07)   (0.39)       --        --       --
     Net realized gain on investments..............            --      (0.09)   (2.95)       --        --       --
                                                           ------     ------   ------    ------    ------   ------
              Total distributions*.................            --      (0.29)   (3.34)       --        --       --
                                                           ------     ------   ------    ------    ------   ------
Net asset value, end of period.....................          9.36       7.53     9.58     11.67      9.30    13.12
                                                           ======     ======   ======    ======    ======   ======
Per share market price, end of period..............          8.06       6.19     8.13     10.13     10.50    11.88
Total investment return (%)**:
     Based on the Trust's market price.............         30.25     (20.31)   10.55     (3.52)   (11.62)  (13.60)
     Based on the Trust's net asset value..........         24.30     (18.42)    9.41     25.48    (29.12)   23.54
Ratios and supplemental data:
     Net Assets, end of period ('000's)............       306,064    246,348  313,344   394,743   314,532  365,661
     Ratio of expenses to average net assets (%) ..          1.85+      1.77     1.51      1.75      1.98     1.99
     Ratio of net investment loss to  average
       net assets (%)..............................         (1.19)+    (1.28)   (1.13)    (1.14)    (1.38)   (0.84)
     Portfolio turnover ratio (%)**................            84        133      106       148        81       97


*  See Note 2F for information concerning the Trust's distribution policy.

** Investment return and portfolio turnover ratio are calculated for the six months ended June 30, 1999 (not annualized) and for each of the five years ended December 31, 1998.

+  Annualized.

  See accompanying notes to consolidated financial statements and accountants' review report.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund / June 30, 1998 (Expressed in US Dollars)
--------------------------------------------------------------------------------

Note  1 -- Organization and the Acquisition of The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust ("IIT") acquired the entire beneficial interest in the assets constituting the Fund.

Note  2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant inter-company transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Bonds represent investments in unlisted debt securities for which market quotations are not available. Accordingly, the fair value of such investments has been estimated in good faith by the Trust's management using a yield-to-maturity basis. Short-term investments are valued using the cost, which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method. For the fiscal year ended December 31, 1998, the Trust generated a net capital loss of $15,024,768. This loss may be used to offset any future capital gains generated by the Trust and, if unused, will expire on December 31, 2006.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 1999, this rate was approximately NT$32.318 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $600,223 for the six months ended June 30, 1999.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

Note 5 -- Custodian
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $74,000).

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding bonds and short-term investments, for the six months ended June 30, 1999, included approximately $196,000,000 for stock purchases and approximately $199,000,000 for stock sales, respectively.

At June 30, 1999, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes, was approximately $234,000,000. At June 30, 1999, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $64,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $8,000,000 or a net unrealized appreciation of approximately $56,000,000. This amount differs from the amount reflected as unrealized appreciation on investments under components of net assets in the Consolidated Statement of Assets and Liabilities because of the difference between tax and financial accounting referred to in Note 2D.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At June 30, 1999, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------

The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1998. The Fund intends to apply for such status for succeeding accounting periods.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1999 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

On June 3, 1999, the Fund held an annual meeting to:

1.    Elect two trustees,

2. Ratify the appointment of KPMG Peat Marwick as the Fund's independent accountants for 1999, and

3. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Fund's shares had traded at an average discount of more than 10% to its net asset value over a 12-week-period beginning after the preceding annual meeting.

Proxies representing 14,998,622, or 45.87% of the 32,698,976 eligible shares outstanding, were voted. The results are shown below. The trustees of the Fund recommended that stockholders vote against the conversion proposal. The affirmative vote of a majority of the shares outstanding was required in order to pass the proposal. Of the 32,698,976 shares outstanding, less than 7% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter.


--------------------------------------------------------------------------------------------------------------------
                                                             For              Withheld
--------------------------------------------------------------------------------------------------------------------
Nominees to the Board of Trustees
Daniel K.L. Chiang                                       13,698,048            142,474
Robert P. Parker                                         13,690,398            150,124

Messrs. Theodore S.S. Cheng, Pedro-Pablo Kuczynski, Li-Yin Kung, David N. Laux, Alfred F. Miossi and Gregory Kuo-Hua
Wang, whose terms did not expire in 1999, are the remaining trustees.


--------------------------------------------------------------------------------------------------------------------
                                                             For               Against              Abstain
--------------------------------------------------------------------------------------------------------------------

KPMG Peat Marwick as independent
accountants for 1999                                     13,777,119            39,008               24,395

--------------------------------------------------------------------------------------------------------------------
                                                            For                Against              Abstain
--------------------------------------------------------------------------------------------------------------------

Conversion of the Fund from a closed-end
to an open-end investment company                         2,039,936           6,283,792             116,159

Proxies covering  6,558,735 shares,  or 43.73% of the shares  represented at the meeting, were not voted on this issue.
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REVIEW REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have reviewed the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of June 30, 1999, and the related consolidated statements of operations, changes in net assets and financial highlights for the six-month period ended June 30, 1999. These consolidated financial statements and financial highlights are the responsibility of the Trust's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures to financial data and making inquiries or persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with generally accepted accounting principles.

We have previously audited the consolidated statement of changes in net assets for the year ended December 31, 1998 and the consolidated financial highlights of The R.O.C. Taiwan Fund for each of the years in the five-year period ended December 31, 1998 and expressed an unqualified opinion on the consolidated statement of changes in net assets and financial highlights in our report dated January 18, 1999, but have not performed any auditing procedures since that date.

/s/ KPMG
Taipei, Taiwan
July 28, 1999

THE R.O.C. TAIWAN FUND

Manager:

International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:

Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, and Trustee
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:

Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:

State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:

Dewe Rogerson Inc
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

                                Quarterly Report
                                  June 30, 1999